Exhibit 77Q1
For period ending January 31, 2012
File number 811-8764
FORM 10f-3
Rule 144A Securities
FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser: Goldman Sachs Asset Management, L.P.
1. Issuer: Tenet Healthcare Corp.
2. Date of Purchase: 11/4/2011    3. Date offering commenced: 11/4/2011
4. Underwriter(s) from whom purchased: Bank of America
5. "Affiliated Underwriter" managing or participating in syndicate:
Goldman, Sachs & Co
6. Aggregate principal amount or number of shares purchased: $100,000 by the
Fund
7. Aggregate principal amount or total number of shares of offering:
$9,000,000,000
8. Purchase price (net of fees and expenses): $100.00
9. Initial public offering price: $100.00
10. Commission, spread or profit: 1.625%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell      Date:     1/26/2012
Print Name: Michael Swell


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764
FORM 10f-3
Rule 144A Securities
FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser: Goldman Sachs Asset Management, L.P.
1. Issuer: Sprint Nextel Corp
2. Date of purchase: 11/4/2011 3. Date offering commenced: 11/4/2011
4. Underwriter(s) from whom purchased: JPMSI
5. "Affiliated Underwriter" managing or participating in syndicate:
Goldman Sachs & Co
6. Aggregate principal amount or number of shares purchased: $130,000 by the
Fund
7. Aggregate principal amount or total number of shares of Offering: $3,000 ,000,000
8. Purchase price (net of fees and expenses): $100.00
9. Initial public offering price: $100.00
10. Commission, spread or profit: 1.875%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell      Date:     1/24/2012
Print Name: Michael Swell


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764
FORM 1Of-3
Registered Domestic Securities and Government Securities
FUND: PACE ALTERNATIVE STRATEGIES INVESTMENTS
Name of Adviser or Sub-Adviser: Goldman Sachs Asset Management. L.P.
1. Issuer: Transocean Inc.
2. Date of Purchase: 11/30/2011
3. Date offering commenced: 11/30/2011
4. Underwriter(s) from whom purchased: BCl
5. "Afflliated Underwriter" managing or participating in syndicate: Goldman, Sachs & Co.
6. Aggregate principal amount or number of shares purchased: $199,892
7. Aggregate principal amount or total number of shares of offering:
$1,199,352,000
8. Purchase price per unit or share (net of fees and expenses): 99.946
9. Initial public offering price per unit or share: 99.946
10. Commission, spread or profit: 0.650%    $N/A
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell      Date:     12/15/2011
Print Name: Michael Swell


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764
FORM 1Of-3
Eligible Foreign Securities
FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser: Blackrock Financial Management
1. Issuer: HSBC Holdings PIc
2. Date of Purchase: 11/14/2011 3. Date offering commenced: 11/14/2011
4. Underwriter(s) from whom purchased: HSBC Securities (USA) Inc.
5. "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
6. Aggregate principal amount or number of shares purchased: $894,185.55
7. Aggregate principal amount or total number of shares of offering:
$899,181,000.00
8. Purchase price (net of fees and expenses): $99.909
9. Initial public offering price: $99.909
10. Commission, spread or profit: 0.40%
11.  Have the following conditions been satisfied?
YES
NO
a. The offering is subject to regulation by a foreign financial regulatory authority
X

b. The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).
X

c. Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to the prospective purchasers.
X

d. The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
X

e. If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past
12 months.
X

f. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

g. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).
X

h. The underwriting was a firm commitment underwriting.
X

i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

j. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

k. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
25% of the principal amount of the offering.
X

l. No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/Artemis Brannigan               Date: January 23,
2012
Print Name: Artemis Brannigan, Vice President - Portfolio Compliance


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764
PACE SELECT ADVISORS TRUST:
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC
FORM 10f*3
Registered Domestic Securities and Government Securities
FUND: PACE Intermediate Fixed Income Investments
1. Issuer: Lowes Companies Inc.
2. Date of Purchase: 11/16/11   3. Date offering commenced: 11/16/11
4. Underwriter from whom purchased: Merrill Lynch, Pierce, Fenner & Smith
Inc.
5. "Affiliated Underwriter" managing or participating in underwriting syndicate:
PNC Capital Markets LLC
6. Aggregate Principal amount or number of shares purchased: $574,580.25*
* This number represents the principal amount of $575,000 times the offering price
7. Aggregate principal amount or total number of shares of offering:
$499,635,00**
**This number represents the principal amount of $500,000,000 times the offering price
8. Purchase price (net of fees and expenses):  $99.927
9. Initial public offering price: $99.927
10. Commission, spread or profit:  0.45%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved: /s/Artemis Brannigan               Date: 12/8/2011
Print Name: Artemis Brannigan, Vice President - Portfolio Compliance


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764
FORM 10f*3
Registered Domestic Securities
FUND: PACE Small/Medium Co Growth Equity Investments
Adviser or Sub-Adviser: Palisade Capital Management, L.L.C.
1 . Issuer: Express, Inc. (Common Stock Secondary Offering)
2. Date of Purchase: 12/08/2011   3. Date offering commenced: 12/08/2011
4. Underwriters from whom purchased: Merrill Lynch
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities (7.5% participant)
6. Aggregate principal amount or number of shares purchased: 36,910 PACE*
7. Aggregate principal amount or total number of shares of offering:
18,000,000
8. Purchase price (net of fees and expenses): $20.00
9. Initial public offering price: $20.00
10. Commission, spread or profit: ____ %      $0.54/share
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
*out of the 150,000 shares purchased by Palisade Capital Management, L.L.C. for its managed account clients.
Approved:  /s/Judith C. Kelip      Date:     12/9/2011
Print Name: Judith C. Kelip



For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764

PACE SELECT ADVISORS TRUST:
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC
FORM 10f*3
Registered Domestic Securities and Government Securities
FUND: PACE Intermediate Fixed Income Investments
1. Issuer: BANK OF AMERICA CORP
2. Date of Purchase: 07/11/2011   3. Date offering commenced: 07/11/2011
4. Underwriter from whom purchased: Merrill Lynch, Pierce, Fenner & Smith
Inc.
5. "Affiliated UndelWriter" managing or participating in underwritihg syndicate:
UBS Securities LLC
6. Aggregate Principal amount or number of shares purchased:  $823,400*
* This number represents the principle amount of $2,000,000,000 times the offering price.
7. Aggregate principal amount or total number of shares of offering:
$1,996,120,000**
* This number represents the principle amount of $2,000,000,000 times the offering price.
8. Purchase price (net of fees and expenses): $99.806
9. Initial public offering price: $99.806
10. Commission, spread or profit: 0.35%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



Approved: /s/Artemis Brannigan         Date: 08/08/2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764

PACE SELECT ADVISORS TRUST:
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC
FORM 10f*3
Registered Domestic Securities and Government Securities
FUND: PACE Intermediate Fixed Income Investments
1. Issuer: ROYAL BANK OF CANADA
2. Date of Purchase: 07/13/2011      3. Date offering commenced:
07/13/2011
4. Underwriter from whom purchased: RBC Capital Markets, LLC
5. "Affiliated Underwriter" managing or participating in underwriting syndicate:
UBS Securities LLC
6. Aggregate Principal amount or number of shares purchased: $1,324,192.75*
* This number represents the principle amount of $1,325,000 times the offering price.
7. Aggregate principal amount or total number of shares of offering:
$1,249,237,500**
** This number represents the principle amount of $1,325,000 times the offering price.
8. Purchase price (net of fees and expenses): $99.939
9. Initial public offering price: $99.939
10. Commission, spread or profit: 0.25%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved: /s/Artemis Brannigan            Date: 08/08/2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764

PACE SELECT ADVISORS TRUST:
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC
FORM 10f*3
Registered Domestic Securities and Government Securities
FUND: PACE Intermediate Fixed Income Investments
Issuer: Enterprise Products Operating LLC
2. Date of Purchase:  08/10/2011      3. Date offering commenced:
08/10/2011
4. Underwriter from whom purchased: Citigroup Global Markets Inc.
5, "Affiliated Underwriter" managing or participating in underwriting syndicate:
UBS Securities LLC
6. Aggregate Principal amount or number of shares purchased: $548,845*
*This number represents the principal amount of $550,000 times the offering price.
7. Aggregate principal amount or total number of shares of offering:
$648,635,000**
**This number represents the principal amount of $650,000 times the offering price.
8. Purchase price (net of fees and expenses): $99.790
9. Initial public offering price: $99.790
10, Commission, spread or profit 0.65%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved: /s/Artemis Brannigan            Date: 09/02/2011
Print Name: Artemis Brannigan Portfolio Compliance


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764

PACE SELECT ADVISORS TRUST:
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC
FORM 10f*3
Registered Domestic Securities and Government Securities
FUND: PACE Intermediate Fixed Income Investments
Issuer: Occidental Petroleum Corporation
2. Date of Purchase:  08/15/2011      3. Date offering commenced:
08/15/2011
4. Underwriter from whom purchased: Citigroup Global Markets Inc.
5, "Affiliated Underwriter" managing or participating in underwriting syndicate:
UBS Securities LLC
6. Aggregate Principal amount or number of shares purchased: $1,245,912* *This number represents the principal amount of $1,250,000 times the offering price.
7. Aggregate principal amount or total number of shares of offering:
$1,245,912,500**
**This number represents the principal amount of $1,250,000 times the offering price.
8. Purchase price (net of fees and expenses): $99.673
9. Initial public offering price: $99.673
10, Commission, spread or profit 0.35%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved: /s/Artemis Brannigan            Date: 09/01/2011
Print Name: Artemis Brannigan Portfolio Compliance


For period ending January 31, 2012               Exhibit 77Q1
File number 811-8764

PACE SELECT ADVISORS TRUST:
PACE INTERMEDIATE FIXEO INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC
FORM 10f*3
Registered Domestic Securities and Government Securities
FUND: PACE Intermediate Fixed Income Investments
1. Issuer: AT&T Inc.
2, Date of Purchase: 08/15/2011   3. Date offering commenced 08/15/2011
4. Underwriter from whom purchased: J.P. Morgan Securities LLC
5. "Affiliated Underwriter" managing or participating in underwriting syndicate:
UBS Securities LLC
6. Aggregate Principal amount or number of shares purchased: $792,368*
* This number represents the principal amount of $800,000 times the offering price.
7. Aggregate principal amount or total number of shares of offering:
$1,485,690,000**
** This number represents the principal amount of $1,500,000 times the offering price.
8. Purchase price (net of fees and expenses): $99.046
9. Initial public offering price: $99.046
10, Commission; spread or profit: 0.35%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act.)
X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
X

g. The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved: /s/Artemis Brannigan          Date: 09/01/2011
Print Name: Artemis Brannigan, Portfolio Compliance